Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”), dated as of March 31, 2005, is entered into by and among E-centives, Inc., a Delaware corporation (the “Company”), and the Person (as defined below) named on Schedule I (the “Noteholder”).

WHEREAS, the Noteholder holds the convertible promissory notes of the Company identified on Schedule I (each a “Note,” and collectively, the “Notes”) and the Company owes payments of principal and interest on the Notes as set forth on Schedule I;

WHEREAS, the Company and the Noteholder desire to exchange the Notes and all outstanding indebtedness of the Company pursuant to the terms thereof, including accrued but unpaid interest for shares of a newly created class of preferred stock of the Company; and

NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. Certificate of Designations of Series C Preferred Stock. Prior to the Closing (as defined below) the Company shall file a certificate of designations with the Delaware Secretary of State to create a new class of preferred stock of the Company designated Series C Preferred Stock (the “Preferred Stock”). The Preferred Stock shall have the rights, restrictions, privileges and preferences set forth in the form of Certificate of Designations (the “Certificate of Designations”) attached hereto as Exhibit A.

2. Note Exchange.

2.1 Outstanding Balance. As of March 31, 2005, the Company owes the Noteholder the amount of outstanding principal and accrued interest on the Note set forth on Schedule I.

2.2 Exchange. At the Closing and promptly after the filing and acceptance of the Certificate of Designations with the Delaware Secretary of State, subject to the terms hereof and based upon the representation and warranties made herein, in exchange for the Notes and all outstanding indebtedness of the Company pursuant to the terms thereof as of the Closing Date (as defined in Section 2.5 below), including accrued but unpaid interest, and in lieu of any Final Payment Amounts (as defined in the Notes) that may otherwise become due, the Company shall issue such number of shares of Preferred Stock to each Noteholder set forth on Schedule I (the “Exchange”).

2.3 Warrants. If the Preferred Stock has not been converted to Common Stock pursuant to its terms prior to February 2, 2009, then, as additional consideration, the Company shall issue to the Noteholder, a Common Stock purchase warrant in substantially the form attached as Exhibit B (each a “Warrant” and collectively, the “Warrants”) for the number of shares of Common Stock set forth on Schedule I. The exercise price for each Warrant shall equal twenty percent below the average of the Market Prices (as determined in accordance with the Certificate of Designations) for the five trading days prior to but not including February 2, 2009.

2.3 Registration Rights. As promptly as practicable after the Closing Date, the Company shall file with the Securities and Exchange Commission a registration statement on an appropriate form to register for resale under the Securities Act of 1933, as amended (the “Securities Act”) all of the shares of Common Stock issuable upon conversion thereof. The Company shall use its commercially reasonable efforts to cause such registration statement to be declared effective as promptly as practicable following the date of its filing. The Company further agrees to use its commercially reasonable efforts to keep such registration statement effective until September 30, 2005.

2.4 Termination of Security Interest. As of the Closing Date, the Noteholder hereby irrevocably terminates and releases the security interest created in the assets of the Company in favor of the Noteholder by the terms of the Notes and agrees to take any further action reasonably requested by the Company in connection with the foregoing.

2.5 Closing. The closing (the “Closing”) of the Exchange transactions contemplated in this Article 2 will be held at the offices of the Company on the date of filing of the Certificate of Designations or at such other date as may be agreed to by the Noteholder and the Company. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.” At the Closing, (i) the Noteholder shall deliver to the Company the Note in original form held by each Noteholder, marked “canceled” or an affidavit of lost note and indemnity agreement in a form acceptable to the Company in its sole discretion; and (ii) the Company shall deliver to each Noteholder a certificate representing the number of shares of Preferred Stock set forth next on Schedule I.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Noteholder as follows:

3.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

3.2 Authorization. The execution, delivery and performance by the Company of this Agreement, the issuance of the Preferred Stock and the Warrants, if any, to the Noteholder as provided herein, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company.

3.3 Enforceability. Assuming due execution and delivery by the Noteholder of this Agreement, this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject as to enforcement only to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to the general principles of equity.

3.4 Valid Issuance of Stock; Reservation of Common Stock. The Preferred Stock, when issued and delivered to the Noteholder in accordance with the terms and conditions set forth in this Agreement, will be validly issued, fully paid and nonassessable. The Company has all necessary corporate power to at all times reserve and keep available out of its authorized by unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock in accordance with the Certificate of Designations, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock.

3.5 No Violation. The execution, delivery or performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, or constitute a breach of, or a default under, the certificate of incorporation or bylaws of the Company or any material agreement, contract or other instrument to which the Company is a party or is bound. The Company is not, and the execution, delivery or performance of this Agreement by the Company will not result, in violation of its certificate of incorporation or bylaws, or in violation in any material respect of any laws applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it. There are no legal or governmental proceedings pending or, to the knowledge of the Company, explicitly threatened, against the Company or any officer thereof, on to which the Company or any of its properties is subject, that questions the validity of this Agreement on the right of the Company to enter into this Agreement.

4. Representations and Warranties of the Noteholder. The Noteholder hereby represents and warrants to the Company as follows:

4.1 Organization. The Noteholder is a natural person or a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction or organization.

4.1 Authorization. The execution, delivery and performance by the Noteholder of this Agreement, the exchange of the Notes to the Company as provided herein, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or similar action on the part of the Noteholder (if applicable).

4.2 Enforceability. Assuming due execution and delivery by the Company, this Agreement constitutes the legal, valid and binding obligation of the Noteholder, enforceable against the Noteholder in accordance with its respective terms, subject as to enforcement only to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to the general principles of equity.

4.3 No Violation. The execution, delivery and performance of this Agreement will not violate any material agreement, contract or other instrument to which the Noteholder is a party or is bound.

4.4 No Encumbrances. The Noteholder has good and valid legal and beneficial title to the Note, free and clear of any Encumbrances. For purposes hereof, the term “Encumbrances” means any security interest, pledge, mortgage, lien (including tax liens), charge, encumbrance, adverse claim, preferential arrangement or material restriction of any kind, including any material restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

4.5 Securities Laws; Investment Representations.

(a) The Noteholder is acquiring the Preferred Stock, the Common Stock issuable on conversion thereof, and the Warrants (if they are issued) (collectively, the “Securities”) for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Noteholder understands that (a) the Securities have not and will not have been (except as provided in the registration statement to be filed pursuant to Section 2.3) registered under the Securities Act or any state securities laws, by reason of its issuance by the Company in a transaction exempt from the registration requirements under Section 3(a)(9) of the Securities Act for the exchange of securities and (b) the Securities may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder.

(b) The Noteholder is an “accredited investor” (as defined in Rule 501(a) under the Securities Act). The Noteholder has had an opportunity to discuss the business, management and financial affairs of the Company with directors and officers the Company. The Noteholder has also had the opportunity to ask questions of, and receive answers from, the Company and its directors and officers regarding the terms and conditions of the Exchange. The Noteholder acknowledges and agrees that it is not relying on any representations, warranties or information as to the Company other than the representations and warranties made to it in Section 3 hereof.

5. Power of Attorney. The Noteholder hereby irrevocably constitutes and appoints Mehrdad Akhavan as the true and lawful agent and attorney-in-fact of the Noteholder with respect to the UCC-3 termination statements and any other documents related to the release of the security interest in the Company’s assets which were created by the Notes and which were terminated as provided herein, to execute or effect the termination of any other agreements or instruments on behalf of the Noteholder in connection with the this Agreement.

6. Miscellaneous.

6.1 Restrictive Legends. The new certificates evidencing the Preferred Stock and Common Stock issuable upon conversion will bear appropriate corporate and securities law legends as determined by the Company and its legal counsel in its sole discretion.

6.2 Notices. All notices and other communications provided for herein shall be in writing and shall be either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by facsimile and confirmed by facsimile confirmed receipt, to the address or facsimile number specified as follows:

(i) if to the Noteholder, as set forth on Schedule I; and

(ii) if to the Company, as set forth below:

6901 Rockledge Drive

6th Floor

Bethesda, MD 20817

Facsimile: +1 240-333-6240

All notices and other communications of any party in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by facsimile in each case delivered or sent (properly addressed to the best knowledge of the sender) to such party as provided in this Section 6.2 or in accordance with the latest unrevised direction from such party given in accordance with this Section 6.2.

6.3 Survival of Agreement. All covenants, representations and warranties made by the parties herein shall survive the execution and delivery of this Agreement.

6.4 Third-Party Beneficiaries. This Agreement is intended to benefit the Noteholder, the parties hereto and their respective successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give to any Person (as defined below), other than the Noteholder and the parties hereto and such successors and assigns, any legal or equitable rights hereunder. For purposes hereof, the term “Person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, or other entity, and shall include any successor (by merger or otherwise) of such entity.

6.5 Waivers; Amendment. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into between the Company and the Noteholder.

6.6 Entire Agreement. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof and thereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement.

6.7 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

6.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement, and shall become effective when such counterparts have been signed by each of the parties and delivered to the other party. Each party to this Agreement agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signature of each other party to this Agreement.

6.9 Governing Law. This Agreement, the rights and obligations of the parties hereto and any claims or disputes relating to such rights and obligations shall be governed by and construed under the laws of the State of Delaware.

IN WITNESS WHEREOF, each of the undersigned parties has duly executed and delivered this Exchange Agreement as of the date set forth above.

COMPANY:

E-CENTIVES, INC.

By:
Name:
Title:

NOTEHOLDER:

By:
Name:
Title:

EXHIBIT A

See Exhibit 3.1

EXHIBIT B

Form of Warrant

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE (I) TRANSFERRED EXCEPT UPON DEVLIERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OR (II) EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT (“REGULATION S”) UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

E-centives, Inc.

Warrant for the Purchase of Shares of Common Stock,

Par value $0.01 per Share

No.	Shares

THIS CERTIFIES that, for value received,                                      (the “Holder”), is entitled to subscribe for and purchase from E-centives, Inc., a Delaware corporation (the “Company”), upon the terms and conditions set forth herein,                          shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock), at a price of 20% below the market price on February 1, 2009. As used herein the term “this Warrant” shall mean and include this Warrant and any Common Stock or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

1. Exercise Price and Exercise Period. This Warrant may be exercised at any time or from time to time commencing on February 1, 2009 until                             .

2. Procedure for Exercise; Effect of Exercise.

(a) Exercise. This Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the presentation and surrender of this Warrant to the Company at its principal office along with a duly executed Notice of Exercise (in the form attached hereto) specifying the number of Warrant Shares to be purchased and (ii) delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier’s check. In addition, the Holder must provide (a) written certification that it is not a U.S. Person (as such term is defined in Regulation S under the Securities Act) and this Warrant is not being exercised on behalf of a U.S. person, or (b) a written opinion of counsel for the Holder, from such counsel and in such form as is satisfactory to the Company, to the effect that this warrant and the warrant shares have been registered under the Securities Act or are exempt from registration thereunder.

(b) Effect of Exercise. Upon receipt of the Company of this Warrant and Notice of Exercise, together with proper payment of the Exercise Price, as provided in this Section 2, the Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant has been surrendered and payment has been made for such Warrant Shares in accordance with the terms hereunder and the Holder shall be deemed to be the holder of record of the Warrant Shares.

A stock certificate or certificates for the Warrant Shares specified in the Notice of Exercise shall be delivered to the Holder as promptly as practicable. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder.

3. Registration of Warrants; Transfer of Warrants. Any Warrants issued upon the transfer (subject to Sections 4 and 6 hereof) or exercise in part (subject to Section 2 hereof) of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that his, her or its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares, upon surrender to the Company or its duly authorized agent.

4. (a) Restrictions on Transfer. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except pursuant to the proviso contained in the following sentence or upon the conditions specified in this Section 4, which conditions are intended, among other things, to insure compliance with the provisions of Regulation S under the Securities Act and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. Subject to Section 6 hereof, the Holder b y acceptance of this Warrant, agrees that such Holder will not transfer this Warrant or the related Warrant Shares prior to delivery to the Company of an opinion of such Holder’s counsel (as such opinion and such counsel are described in Section 4(b) hereof) or until registration of such Warrant Shares under the Securities Act has become effective or after a sale of such Warrant or Warrant Shares has been consummated pursuant to Regulation S, Rule 144 or Rule 144A under the Securities Act.

(b) Notice of Intention to Transfer; Opinion of Counsel. The Holder, by his, her or its execution of this Warrant, agrees that prior to any transfer of this Warrant or of the related Warrant Shares (other than pursuant to a registration under the Securities Act), the Holder will give written notice to the Company of his, her or its intention to effect such transfer, together with an opinion of counsel for the Holder, from such counsel and in such form as is satisfactory to the Company, to the effect that the proposed transfer of this Warrant and/or such Warrant Shares may be effected without registration under the Securities Act. Upon delivery of such notice and opinion to the Company, the Holder shall be entitled to transfer this Warrant and/or such Warrant Shares in accordance with the intended method of disposition specified in the notice to the Company.

(c) Legend. Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear the following legend unless the opinion of counsel referred to in Section 4(b) states such legend is not required:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE TRANSFERRED EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE CORPORATION AND ITS COUNSEL THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT.”

The Holder understands that the Company may place, and may instruct any transfer agent or depositary for the Warrant Shares to place, a stop transfer notation in the securities records in respect of the Warrant Shares.

5. Exercise Price Adjustments. The Exercise Price shall be subject to adjustment from time to time as follows:

(a) (i) In the event that the Company shall split or subdivide its outstanding Common Stock into a greater number of shares or (ii) combine its outstanding Common Stock into a smaller number of shares, then in each such case the Exercise Price in effect immediately prior thereto shall be proportionately adjusted in the ratio that the number of shares of Common Stock outstanding immediately prior to such event bears to the number of shares of Common stock outstanding immediately after such event. Similarly, in each such event the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted proportionately in the inverse ratio to the Exercise Price. An adjustment made pursuant to this Section 5(a) shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be.

(b) In case of any reclassification of the Common Stock (other than in a transaction to which Section 6(a) applies), any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), or any compulsory share exchange, pursuant to which the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of a Warrant then outstanding shall have the right thereafter, during the period such Warrant shall be exercisable, to exercise such Warrant only for the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of the Company into which a Warrant might have been able to exercise for immediately prior to the reclassification, consolidation, merger, sale, transfer or share exchange assuming that such holder of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction, subject to adjustment as provided in Section 5(a) above following the date of consummation of such transaction. The provisions of this Section 5(a) above following the date of consummation of such transaction. The provisions of this Section 5(b) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(c) All calculations under this Section 5 shall be made to the nearest cent or the nearest one-thousandth of a share, as the case may be.

(d) Upon each adjustment of the Exercise Price or the number or type of securities issuable upon exercise of this Warrant, this Warrant shall be deemed to incorporate each such adjustment and change as if a new Warrant Agreement reflecting each such adjustment and change had been issued to the Holder.

(e) The Company shall not be required to issued fractions of shares of Common stock or other capital stock of the Company upon the exercise of the Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

6. Representations and Warranties of the Holder. The Holder hereby represents, warrants to, and agrees with, the Company as follows:

(a) Authorization; Enforceability. If the Holder is: (1) a legal entity, the execution, delivery and performance of this Warrant by the Holder and the consummation by the Holder of the transactions contemplated hereby have been duly authorized by all necessary legal entity action of the Holder; this Warrant, when duly executed and delivered by the Company, will constitute a valid and legally binding agreement of the Holder enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; or (2) an individual, such Holder is at least eighteen (18) years of age. The address set forth below is the Holder’s correct home address, or if the Holder is other than an individual, the Holder’s correct principal office address and the Holder has no present intention of changing such address.

(b) The Holder, as of the date of issuance of this Warrant, represents to the Company that such Holder is acquiring the Warrants for his, her or its own account for investment purposes and not with a present view to the distribution thereof or of the Warrant Shares, except pursuant to sales registered or exempted from registration under the Securities Act.

(c) Regulation S. The Holder understands that this Warrant has not been registered under the Securities Act in reliance on an exemption contained in Regulation S under the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the applicability of such exemptions and the Holder’s suitability to acquire this Warrant.

(d) Non-U.S. Person. The Holder is not, as of the date hereof, a “U.S. person” as defined in Regulation S under the Securities Act. The Holder is not, as of the date hereof, acquiring this Warrant for the benefit of a “US person” as defined in Regulation S under the Securities Act. Upon consummation of the transactions contemplated hereunder, the Holder will be the sole beneficial owner of this Warrant, and the Holder has not pre-arranged any sale with any purchaser or purchasers in the United Stats. For purposes of this Warrant, a “U.S. person” includes, without limitation, any natural person resident in the United States, any partnership or corporation organized or incorporated under the laws of the United States (other than certain branches of non-U.S. banks or insurance companies), any estate of which any executor or administrator is a U.S. person or any trust of which any trustee is a U.S. person (with certain exceptions) and any agency or branch of a foreign entity located in the United States, but does not include a natural person not resident in the United States. The “United States” means the United Sates of America, its territories and possessions, any state of the United States and the District of Columbia.

(e) Outside of the U.S. The Holder is outside the United States as of the date of the execution, delivery and purchase of this Warrant; provided, that delivery of this Warrant may be effected in the United State through the Holder’s agent as long as the Holder is outside the United States at the time of such delivery.

(f) Limitation on Transfer. The Holder understands that this Warrant and the Warrant Shares cannot be offered for sale, sold or otherwise transferred unless in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act. The Holder has no present intention to sell or otherwise transfer this Warrant or the Warrant Shares except in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act. The Holder understands that the Company is required, under Rule 903 of Regulation S, to refuse to register the transfer of this Warrant or the Warrant Shares received or to be received by the Holder hereunder that are not transferred pursuant to a registration statement under the Securities Act, in compliance with Regulation S under the Securities Act or otherwise pursuant to an available exemption from registration.

(g) No Short Position. The Holder covenants that the Holder will not, directly or indirectly, or through one or more intermediaries, maintain any short position in this Warrant or the Warrant Shares during the Distribution Compliance Period, as defined in Regulation S under the Securities Act.

(h) No Hedging Transactions. The Holder hereby agrees not to engage in hedging transactions with regard to this Warrant or the Warrant Shares unless in compliance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act.

(i) Limitations on Resale. The Holder will resell this Warrant or the Warrant Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.

7. Transfer Taxes. The issuance of any Warrant Shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

8. Loss or Mutilation of Warrant Agreement. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company’s reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

9. No Rights as a Stockholder. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or inequity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

10. Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Warrant. The Holder hereby agrees to provide to the Company such additional information as may be requested by the Company from time to time.

11. Amendments. This Warrant may only be amended, modified or supplemented by an agreement in writing executed by duly authorized representatives of the Company and the Holder.

12. Entire Warrant. This Warrant constitutes the entire and final agreement and understanding between the Company and the Holder with respect to the subject matter of this Warrant and supersedes all prior agreements relating to the subject matter of this Warrant, which are of no further force or effect.

13. Governing Law. This Warrant shall be construed in accordance with the laws of the State of Delaware applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

Dated:	E-CENTIVES, INC.
By:
Name:
Title:

[HOLDER’S NAME]
By:
Name:
Title:

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED, hereby sells, assigns, and transfers unto                          a Warrant to purchase                          shares of Common Stock, par value $0.01 per share, of E-centives, Inc. (the “Company”), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:

By:
Signature

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:	E-centives, Inc.
6901 Rockledge Drive, 7th Floor
Bethesda, MD 20817
Attention: CFO

NOTICE OF EXERCISE

The undersigned hereby exercises his, her or its rights to purchase              Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $             in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

(Print Name, Address and Social

Security or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:
By:
Print Name

Signature:

Address:

SCHEDULE I

Name and Address	Description of Note Held	Amount of Outstanding Principal and Interest	Number of of Shares of Preferred Stock

Total

The Noteholder listed above will receive a warrant to purchase the following number of shares of Common Stock if such Warrant is issuable pursuant to the Agreement:

Number of Shares: